UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(D) OF SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                 March 12, 2002



                              VERADO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                      0-24953                 33-0521976
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)



8390 E. CRESCENT PARKWAY, SUITE 300,
    GREENWOOD VILLAGE, COLORADO                                     80111
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (303) 874-8010

ITEM 5.  OTHER EVENTS

           Verado Holdings, Inc., a Delaware corporation (the "Company"), issued a press release on March 26, 2002 announcing that the Company had received a notice of a tender offer from Emerald Bay Investors, LLC. That press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


    Date: March 26, 2002                VERADO HOLDINGS, INC.

                                        By: /S/ STEVEN D. BUTLER
                                            -----------------------------------
                                            Steven D. Butler
                                            President, Chief Operating Officer
                                            and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit                            Description
-------                            -----------

 99.1                   Press Release dated March 26, 2002.